Aberdeen Investment Funds

(the “Trust”)

Aberdeen Total Return Bond Fund

(the “Fund”)

Supplement dated August 31, 2021 to the Fund’s

Summary Prospectus, dated February 26, 2021, as supplemented to date (“Summary Prospectus”)

This Supplement updates certain information contained in the Summary Prospectus for the Fund, a series of the Trust, dated February 26, 2021.

Effective August 31, 2021, the Fund will be closed to new shareholders.

The following replaces the Portfolio Managers table for the Fund in the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Erlend Lochen	Head of North American Fixed Income and Global High Yield	2021
Bill Bellinzoni, CFA®	Head of US Investment Grade Research	2021
Oliver Chambers	Investment Director	2021

Please retain this Supplement for future reference.